BLACKROCK FUNDSSM
BlackRock International Opportunities Portfolio
(the “Fund”)

Supplement dated December 1, 2011
to the Summary Prospectus dated January 28, 2011

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following in order to add Ian Jamieson as a portfolio manager of the Fund:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas Callan, CFA	1999	Managing Director of BlackRock, Inc.
Michael Carey, CFA	2002	Managing Director of BlackRock, Inc.
Ian Jamieson, CFA	2011	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

Code # SPRO-IO-1211SUP